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                                                                  EXHIBIT 10.103


                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Sixth Amendment to Amended and Restated Credit Agreement (this "Amendment") is entered into as of July 2, 1996 among SHOREWOOD PACKAGING CORPORATION (the "U.S. Borrower") and SHOREWOOD CORPORATION OF CANADA LIMITED (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower are referred to as the "Borrowers"), NATIONSBANK, N.A. (formerly known as NationsBank, N.A. (Carolinas) and NationsBank of North Carolina, N.A.), as Administrative Agent, THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 25, 1994 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 22, 1994, that certain Third Amendment to Amended and Restated Credit Agreement dated as of July 28, 1995, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 12, 1995, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of January 26, 1996, the "Credit Agreement").

         B. The Borrowers have requested, and the Lenders have agreed, to amend the terms of the Credit Agreement as set forth below.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions.

         a. The following definition in Section 1.01 of the Credit Agreement is amended to read as follows:

                  "Capital Expenditures" means any current expenditure by the Consolidated Shorewood Group for fixed or capital assets as reflected on the financial statement of the Consolidated
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         Shorewood Group, as prepared in accordance with GAAP; provided, however, that the expenditures incurred in (i) the Toronto Facility Transaction, (ii) the acquiring, constructing and equipping of a manufacturing facility in Springfield, Oregon ("Pacific Northwest Facility") in an amount not to exceed $22,000,000 and (iii) the purchase of ink blending systems pursuant to that certain Requirements & Cooperation Agreement between the U.S. Borrower and Sun Chemical Corporation, shall not, for the purposes of this Agreement, be considered to be a Capital Expenditure.

2.       Fixed Charge Coverage.

         a. Subsection (b) of Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b)      Fixed Charge Coverage.

                            (i) At the end of the fiscal quarter ending closest
                  to July 31, 1996, for the four fiscal quarter period ending on such date, the Fixed Charge Ratio shall not be less than 1.0 to 1.0;

                           (ii) At the end of the fiscal quarter ending closest
                  to October 31, 1996, for the four fiscal quarter period ending on such date, the Fixed Charge Ratio shall not be less than
                  1.05 to 1.0;

                          (iii) At the end of the fiscal quarter ending closest
                  to January 31, 1997, for the four fiscal quarter period ending on such date, the Fixed Charge Ratio shall not be less than
                  1.10 to 1.0;

                           (iv) At the end of the fiscal quarter ending closest
                  to April 30, 1997, for the four fiscal quarter period ending on such date, the Fixed Charge Ratio shall not be less than
                  1.15 to 1.0;

                            (v) At the end of the fiscal quarter ending closest
                  to July 31, 1997, for the four fiscal quarter period ending on such date, the Fixed Charge Ratio shall not be less than 1.20 to 1.0;

                           (vi) At the end of each fiscal quarter thereafter,
                  for the four fiscal quarter period ending on that date, the Fixed Charge Ratio shall not be less than 1.25 to 1.0.




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3.       Representations and Warranties. Borrowers hereby represent and warrant to the Agents and the Lenders that (a) subsequent to the execution and delivery of this Sixth Amendment, no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents; (b) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; (c) the liens created and evidenced by the Loan Documents (including, without limitation, the Stock Pledge Agreements) are valid and existing liens of the recited priority; and
         (d) since the date of the last financial statements of Borrowers delivered to Lenders, no material adverse change has occurred in the business, financial or other conditions of Borrowers.

4. Effect of Amendment. Except as expressly modified and amended in this Sixth Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5. Counterparts. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

6. ENTIRETY. THIS SIXTH AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.




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         This Sixth Amendment shall be deemed to be effective as of the day and year first above written.

                                        BORROWERS:

                                        SHOREWOOD PACKAGING CORPORATION


                                        By:____________________________
                                        Name:   Howard M. Liebman
                                        Title:  Executive Vice President &
                                                Chief Financial Officer



                                        SHOREWOOD CORPORATION OF CANADA, LIMITED


                                        By:____________________________
                                        Name:  Howard M. Liebman
                                        Title: Vice President


                                        LENDERS:

                                        NATIONSBANK, N.A. (formerly known as
                                        NationsBank, N.A. (Carolinas) and
                                        NationsBank of North Carolina), N.A., in its capacity as Administrative Agent and as a Lender


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________


                                        THE BANK OF NOVA SCOTIA, in its capacity as Canadian Administrative Agent and as a Lender


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                             [signatures continued]
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                                        CREDITANSTALT-BANKVEREIN


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        CRESTAR BANK


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        UNITED STATES NATIONAL BANK OF OREGON


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        THE CHASE MANHATTAN BANK, N.A.


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        BANQUE PARIBAS


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________


                             [signatures continued]


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                                        SUMITOMO BANK, LIMITED, CHICAGO BRANCH


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        NATWEST BANK N.A.


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        THE BANK OF NEW YORK


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________



                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                             [signatures continued]


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The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this Sixth Amendment and agree that this Sixth Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under their respective Guaranty Agreements.

                                        SHOREWOOD TECHNOLOGIES, INC.



                                        By:____________________________
                                        Name:   Howard M. Liebman
                                        Title:  Vice President & Treasurer


                                        SHOREWOOD PACKAGING CORPORATION OF
                                        GEORGIA


                                        By:______________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer


                                        SHOREWOOD PACKAGING OF NORTH CAROLINA,
                                        INC.


                                        By:_______________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer


                                        SPC COMPANY OF VIRGINIA, INC. (f/k/a
                                        SHOREWOOD PACKAGING OF VIRGINIA, INC.)


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                           Chief Financial Officer

                             [signatures continued]
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                                        SHOREWOOD PACKAGING OF CALIFORNIA, INC.


                                        By:_______________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer



                                        SHOREWOOD PACKAGING COMPANY OF ILLINOIS,
                                        INC.


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer


                                        SHOREWOOD TRANSPORT, INC.


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer



                                        SHOREWOOD PACKAGING OF DELAWARE, INC.


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Vice President & Treasurer


                                        SHOR-WRAP, INC.


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer

                             [signatures continued]
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                                        SHOREWOOD PACKAGING CORPORATION OF
                                        ALABAMA


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer


                                        SHOREWOOD PACKAGING CORPORATION OF NEW
                                        YORK


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer



                                        SHOREWOOD ACQUISITION CORP. OF DELAWARE


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer


                                        SHOREWOOD PACKAGING CORPORATION OF
                                        VIRGINIA (f/k/a SHOREWOOD PAPERBOARD
                                        CORPORATION OF VIRGINIA)


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                               Chief Financial Officer


                                        SPC COMPANY OF NEW YORK, INC. (f/k/a
                                        SHOREWOOD PAPERBOARD CORPORATION OF NEW
                                        YORK)


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                           Chief Financial Officer

                             [signatures continued]
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                                        SHOREWOOD PACKAGING CORPORATION OF
                                        CONNECTICUT, (f/k/a SHOREWOOD/HEMINWAY
                                        SET-UP BOX CORPORATION)


                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President &
                                           Chief Financial Officer


                                        TORONTO CARTON CORPORATION LIMITED

                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Vice President



                                        SPC CORPORATION LIMITED (f/k/a SHOREWOOD
                                        PAPERBOARD CORPORATION LIMITED)

                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Vice President


                                        SHOREWOOD PACKAGING CORP. OF CANADA
                                        LIMITED

                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Vice President



                                        SHOREWOOD PACKAGING CORPORATION OF
                                        OREGON

                                        By:________________________________
                                        Name:  Howard M. Liebman
                                        Title: Executive Vice President